                                                                    EXHIBIT 99.1

                               INVIVO CORPORATION
                   Pro Forma Consolidated Financial Statements

The following unaudited pro forma consolidated balance sheet is based upon the historical consolidated balance sheet of the Company as of March 31, 2002 as if the Company had completed the sale of Lumidor Safety Corporation as of that date. The following unaudited pro forma consolidated condensed statements of income of the Company for the year ended June 30, 2001 and the nine months ended March 31, 2002 are based on the historical consolidated statements of income for the year ended June 30, 2001 and the nine months ended March 31, 2002, respectively, and are presented as if the Company had completed the sale of Lumidor Safety as of July 1, 2000. The discontinued operations of the wholly owned subsidiary Sierra Precision, sold in May, 2002, are not reflected in the historical financial statements used as the starting point for the pro forma presentation. These unaudited pro forma consolidated financial statements should be read in conjunction with the Company's annual report on Form 10-K for the year ended June 30, 2001.

The unaudited pro forma consolidated financial statements are not necessarily indicative of what the actual financial position or results of operations of the Company would have been for the year ended June 30, 2001 or nine months ended March 31, 2002 assuming the transaction had been completed as set forth above, nor does it purport to represent the results of the Company in future periods.

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                       INVIVO CORPORATION AND SUBSIDIARIES

                      Pro Forma Consolidated Balance Sheets
                                   (Unaudited)
                                 March 31, 2002

                                                                                     PRO FORMA
                          ASSETS                                   HISTORICAL      ADJUSTMENTS(a)         PRO FORMA
                                                                  ------------     ---------------        ----------
Current assets:
    Cash and cash equivalents                                     $  1,349,500         8,641,500(b)        9,991,000
    Short-term investments                                          15,727,200                            15,727,200
    Trade receivables, net                                          11,398,100        (1,605,000)          9,793,100
    Inventories                                                      8,577,200        (2,384,800)          6,192,400
    Deferred income taxes                                            1,277,700           (66,700)          1,211,000
    Prepaid expenses and other current assets                          727,100                               727,100
    Income taxes receivable                                              4,300            66,700              71,000
                                                                  ------------       -----------          ----------

              Total current assets                                  39,061,100         4,651,700          43,712,800

Property and equipment, net                                          5,655,400          (421,100)          5,234,300
Intangible assets                                                    7,839,200          (596,700)          7,242,500
Other assets                                                           205,400           (15,000)            190,400
                                                                  ------------       -----------          ----------

                                                                  $ 52,761,100         3,618,900          56,380,000
                                                                  ============       ===========          ==========

          LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
    Accounts payable                                              $  1,875,900          (191,000)          1,684,900
    Accrued expenses                                                 4,104,300           (99,300)          4,005,000
    Current portion of long-term debt and capital leases               154,700                               154,700
                                                                  ------------       -----------          ----------

              Total current liabilities                              6,134,900          (290,300)          5,844,600

Long-term debt and capital leases, excluding current portion         1,535,500                             1,535,500
Deferred income taxes                                                  279,700                               279,700
                                                                  ------------       -----------          ----------

              Total liabilities                                      7,950,100          (290,300)          7,659,800
                                                                  ------------       -----------          ----------

Stockholders' equity:
    Common stock                                                        44,300                                44,300
    Additional paid-in capital                                      26,648,500                            26,648,500
    Retained earnings                                               18,135,400         3,909,200          22,044,600
    Accumulated other comprehensive loss                               (17,200)                             (17,200)
                                                                  ------------       -----------          ----------

              Total stockholders' equity                            44,811,000         3,909,200          48,720,200

Commitments and contingencies
                                                                  ------------       -----------          ----------

                                                                  $ 52,761,100         3,618,900          56,380,000
                                                                  ============       ===========          ==========


See accompanying notes to proforma consolidated financial statements.

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                               INVIVO CORPORATION

                   Pro Forma Consolidated Condensed Statements of Income

                            Year ended June 30, 2001

                                                                                              PRO FORMA
                                                                             HISTORICAL     ADJUSTMENTS(c)       PRO FORMA
                                                                            ------------    --------------      -----------
SALES                                                                       $ 47,030,300       (8,976,700)       38,053,600

OPERATING COSTS AND EXPENSES
     Cost of Sales                                                            22,890,800       (4,906,600)       17,984,200
     Selling, general and administrative                                      17,486,500       (1,976,800)       15,509,700
     Research and experimental                                                 3,017,600         (402,700)        2,614,900
                                                                            ------------       ----------       -----------

                 Total operating costs and expenses                           43,394,900       (7,286,100)       36,108,800
                                                                            ------------       ----------       -----------

                 Operating profit                                              3,635,400       (1,690,600)        1,944,800

Other income (expense):
     Interest expense                                                           (114,700)              --          (114,700)
     Other, net                                                                  861,400               --           861,400
     Loss on sale of G.C. Industries                                            (600,500)              --          (600,500)
                                                                            ------------       ----------       -----------

                 Income from continuing operations before income taxes         3,781,600       (1,690,600)        2,091,000

Income tax expense                                                             1,318,800         (568,300)          750,500
                                                                            ------------       ----------       -----------

                 Net income from continuing operations                      $  2,462,800       (1,122,300)        1,340,500
                                                                            ============       ==========       ===========

Basic net income per common share                                           $        .56                               0.30
                                                                            ============                        ===========

Weighted-average common shares outstanding (basic)                             4,402,760                          4,402,760
                                                                            ============                        ===========

Diluted net income per common share                                         $        .55                               0.30
                                                                            ============                        ===========

Weighted-average common shares and
     common share equivalents outstanding (diluted)                            4,476,014                          4,476,014
                                                                            ============                        ===========


See Accompanying notes to proforma consolidated financial statements.

                               INVIVO CORPORATION

                   Pro Forma Consolidated Condensed Statements of Income

                    For the Nine Months Ended March 31, 2002


                                                                                               PRO FORMA
                                                                             HISTORICAL      ADJUSTMENTS(a)      PRO FORMA
                                                                            ------------     --------------     -----------
SALES                                                                       $ 36,137,800       (5,411,300)       30,726,500

OPERATING COSTS AND EXPENSES
     Cost of sales                                                            17,659,700       (3,252,400)       14,407,300
     Selling, general and administrative                                      13,086,600       (1,373,000)       11,713,600
     Research and experimental                                                 2,626,000         (295,000)        2,331,000
                                                                            ------------       ----------       -----------

                 Total operating costs and expenses                           33,372,300       (4,920,400)       28,451,900
                                                                            ------------       ----------       -----------

                 Operating profit                                              2,765,500         (490,900)        2,274,600

Other income (expense):
     Interest income                                                             158,600               --           158,600
     Interest expense                                                            (68,600)              --           (68,600)
     Other, net                                                                  (32,800)              --           (32,800)
                                                                            ------------       ----------       -----------

                 Income from continuing operations before income taxes         2,822,700         (490,900)        2,331,800

Income tax expense                                                             1,043,500         (182,200)          861,300
                                                                            ------------       ----------       -----------

                 Net income from continuing operations                      $  1,779,200         (308,700)        1,470,500
                                                                            ============       ==========       ===========

Basic net income per common share                                           $        .40                               0.33
                                                                            ============                        ===========

Weighted-average common shares outstanding (basic)                             4,425,137                          4,425,137
                                                                            ============                        ===========

Diluted net income per common share                                         $        .39                               0.32
                                                                            ============                        ===========

Weighted-average common shares and
     common share equivalents outstanding (diluted)                            4,567,903                          4,567,903
                                                                             ============                        ===========


See Accompanying notes to proforma consolidated financial statements.

                               Invivo Corporation
                  Notes to Pro Forma Consolidated Financial Statements
                                  (Unaudited)

(a) On May 30, 2002, the Company completed the sale of Lumidor Safety ("Lumidor"), a wholly owned subsidiary, to Zellweger Analytics, Inc. in an all cash transaction for $12 million. The March 31, 2002 historical balance sheet includes Lumidor on a consolidated basis. This pro forma adjustment represents the deconsolidation of the assets and liabilities of Lumidor as if the sale of Lumidor had occurred on March 31, 2002.

(b) The adjustment to cash and cash equivalents includes the cash purchase price reduced by direct costs of the sale as follows:

    Base selling price                             $ 12,000,000

    Estimated direct costs of sale, including
    severance payments, brokerage fees, income
    taxes and other closing costs                    (3,358,500)
                                                   ------------
                                                   $  8,641,500
                                                   ============

(c) This pro forma adjustment represents the deconsolidation of the revenues and expenses, including income tax expense, attributable to Lumidor Safety for the periods presented. These amounts are removed from the Company's historical balances to reflect the sale as if it occurred on July 1, 2000.
